GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") RIDER
(also known as the Living Benefit)
AND
GUARANTEED MINIMUM DEATH BENEFIT ("GMDB") RIDER
Greater of 6% Rollup to Age 85 GMDB or Annual Ratchet to Age 85 GMDB

Please use the chart below to identify the riders for your contract(s). The riders ***replace*** your current GMIB and GMDB riders. Please use the form number located on the bottom left of the riders to identify the riders applicable to your contract.

ACCUMULATOR PLUS CONTRACTS WITH THE GMIB AND GMDB RIDERS		
State of Residence	**Rider Form Numbers**	
All states listed below except MA, PA, TX and WA	**GMIB Rider:**	2003GMIB(rev1105)OPR
	GMDB Rider:	2003GMDB(rev1105)OPR
Massachusetts only	**GMIB Rider:**	2003GMIB(rev1105)OPR(MA)
	GMDB Rider:	2003GMDB(rev1105)OPR(MA)
Pennsylvania only	**GMIB Rider:**	2003GMIB(rev1105)OPR(PA)
	GMDB Rider:	2003GMDB(rev1105)OPR(PA)
Texas only	**GMIB Rider:**	2003GMIB(rev1105)OPR(TX)
	GMDB Rider:	2003GMDB(rev1105)OPR(TX)
Washington only	**GMIB Rider:**	2003GMIB(rev1105)OPR
	GMDB Rider:	003GMDB(rev1105)OPR(WA)

APPLICABLE STATES:			
Alabama	Illinois	Montana	South Carolina
Alaska	Indiana	Nebraska	South Dakota
Arizona	Iowa	Nevada	Tennessee
Arkansas	Kansas	New Hampshire	Texas
California	Kentucky	New Jersey	Utah
Colorado	Louisiana	New Mexico	Vermont
Connecticut	Maine	North Carolina	Virginia
Delaware	Maryland	North Dakota	Virgin Islands
District of Columbia	Massachusetts	Ohio	Washington
Florida	Michigan	Oklahoma	West Virginia
Georgia	Minnesota	Pennsylvania	Wisconsin
Hawaii	Mississippi	Puerto Rico	Wyoming
Idaho	Missouri	Rhode Island	

Please Note:

1. If your state is not included in the "applicable states" below, then this change ***does not*** apply to your contract.
2. If you purchased your contract with the GMIB rider **but you did not** purchase a rider for the *Greater of 6% Rollup to age 85 or Annual Ratchet to age 85 guaranteed death benefit*, then these attached riders do not apply to you. Please call our customer service representatives at 800-789-7771 for help in locating the correct ***updated*** rider that applies to your contract.

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") RIDER
(also known as the Living Benefit)

This rider is part of your Contract/Certificate, and the same definitions apply to the capitalized terms used herein. The benefit described in this rider is subject to all the terms contained in your Contract/Certificate, except as modified below. In this rider, "we", "our", and "us" means AXA Equitable Life Insurance Company and "you" and "your" means the Owner.

This Rider's Benefit

On the Transaction Date that you exercise the Guaranteed Minimum Income Benefit (GMIB), the annual lifetime income that will be provided under the fixed payout option selected will be the greater of (i) the GMIB, and (ii) the amount of income that would be provided by application of the Annuity Account Value as of the Transaction Date at our then current annuity purchase factors for the same payout option. The GMIB benefit base, as defined below, is applied to guaranteed minimum annuity purchase factors to determine the GMIB. The guaranteed minimum annuity purchase factors are shown in the attached table.

You may apply amounts during the period of time indicated below to receive a minimum amount of guaranteed lifetime income under either (i) our Life Annuity payout option or (ii) our Life Annuity with a Period Certain payout option. Other options may be available at the time of exercise. The Life Annuity payout option provides fixed annuity payments while the Annuitant is living. Payments end with the last payment made before the Annuitant's death. The Life Annuity payout option is also available on a joint and survivor basis.

This rider does not provide a Cash Value or any minimum account value.

Applicable for Contracts/Certificates issued in the QP, TSA and IRA markets
The Life Annuity with a Period Certain payout option provides payment during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Life Annuity with a Period Certain payout option is elected. The period certain is 10 years for Annuitants' age 60 through 75**;** 9 years for age 76; 8 years for age 77; 7 years for ages 78 through 83; 6 years for age 84; and 5 years for age 85. The Life Annuity with a Period Certain payout option is also available on a joint and survivor basis.

Applicable for Contracts/Certificates issued in the NQ markets
The Life Annuity with a Period Certain payout option provides payment during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Life Annuity with a Period Certain payout option is elected. The period certain is 10 years for Annuitants' age 60 through 80**;** 9 years for age 81; 8 years for age 82; 7 years for age 83; 6 years for age 84; and 5 years for age 85. The Life Annuity with a Period Certain payout option is also available on a joint and survivor basis.

Conditions of this Rider

Contracts/Certificates issued in the Tax Sheltered Annuity and Qualified Plan markets must convert to a traditional IRA Contract/Certificate to exercise the GMIB unless GMIB is automatically exercised as described below in "GMIB No Lapse Guarantee."

Applicable for Annuitant issue ages 20 through 44
The GMIB may be exercised only within 30 days following each Contract Date Anniversary beginning with the 15th or later Contract Date Anniversary under this Contract/Certificate. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

Applicable for Annuitant issue ages 45 through 49
The GMIB may be exercised only within 30 days following each Contract Date Anniversary on or after the Annuitant's 60th birthday. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

Applicable for Annuitant issue ages 50 through 75
The GMIB may be exercised only within 30 days following each Contract Date Anniversary beginning with the 10th or later Contract Date Anniversary under this Contract/Certificate. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

You will begin receiving annual payments 12 months after the GMIB supplementary contract is issued which reflects the terms of this benefit.

Guaranteed Minimum Income Benefit Base – On the Contract Date, your 6% Roll Up to Age 85 and Annual Ratchet to Age 85 benefit bases are both equal to your initial Contribution. Thereafter, both benefit bases are adjusted for any subsequent Contributions and withdrawals and your GMIB benefit base is equal to the greater of your 6% Roll up to Age 85 or Annual Ratchet to Age 85 benefit base.

6% Roll Up to Age 85
Your 6% Roll up to Age 85 benefit base is credited each day with interest at an annual effective rate of 6% (3% for amounts in the EQ/Money Market Fund, EQ/Alliance Intermediate Government Securities Fund, EQ/Short Duration, Fixed Maturity Options and Special Ten Year FMO, Guaranteed Interest Account and the loan reserve account (if applicable) through the Contract Date Anniversary following the Annuitant's 85th birthday (or the Annuitant's death, if earlier), and 0% thereafter. The Guaranteed Minimum Income Benefit interest rate applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 6% and for the Money Market Fund (12 Month) Dollar Cost Averaging Account, if applicable, will be 6%.

Optional Re-set of 6% Rollup to Age 85 GMIB Benefit Base:

On or within 30 days following the fifth or later Contract Date Anniversary, you may re-set your 6% Rollup to Age 85 GMIB Benefit Base to equal the Annuity Account Value on the immediately preceding Contract Date Anniversary. The 6% Rollup continues on your re-set Benefit Base. When you re-set your 6% Rollup to Age 85 GMIB Benefit Base, you may not re-set the Benefit Base again until the 5th or later Contract Date Anniversary following the re-set. Re-set is not permitted after the Contract Date Anniversary following the Annuitant's 75th birthday.

When you re-set your 6% Rollup to Age 85 GMIB Benefit Base, you may not exercise GMIB as described under Conditions of this Rider until the 10th Contract Date Anniversary following the re-set.

When you re-set the your 6% Rollup to Age 85 GMIB Benefit Base your 6% Rollup to Age 85 GMDB Benefit Base is automatically re-set as described in your Guaranteed Minimum Death Benefit Rider.

Annual Ratchet to age 85
For the Annual Ratchet to Age 85 benefit base, on each Contract Date Anniversary up to the Contract Date Anniversary following the Annuitant's 85th birthday, if the Annuity Account Value is greater than the current Annual Ratchet to Age 85 benefit base, the Annual Ratchet to Age 85 benefit base is re-set to equal the Annuity Account Value.

Effect of Withdrawals

The 6% Roll Up to Age 85 and the Annual Ratchet to Age 85 benefit bases will each be reduced by withdrawals. The reduction is determined separately for each benefit base. The Annual Ratchet to Age 85 benefit base will be reduced pro rata by all withdrawals. The reduction of the Roll Up to Age 85 benefit base is on a dollar-for-dollar basis as long as the sum of your withdrawals in that Contract Year is 6% or less of the 6% Roll Up to Age 85 benefit base as of the beginning of the Contract Year. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the benefit base as of the beginning of the Contract Year, that entire withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction of the Roll Up to Age 85 benefit base.

A pro rata reduction is determined as follows:
1) Divide the amount of your withdrawal by your Annuity Account Value immediately preceding the withdrawal;
2) Multiply the fraction calculated in (1) by the amount of your benefit base immediately preceding the withdrawal. This is the amount of the pro rata reduction.

The GMIB benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that the Owner exercises the GMIB. The amount of the charge is a withdrawal that will reduce the GMIB benefit base as described above.

The GMIB benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the GMIB.

For NQ and IRA market segments only
Special Rules For Successor Owner/Annuitant

If the Owner/Annuitant dies and the surviving spouse (who is the joint owner or the sole primary beneficiary) elects to become Successor Owner/Annuitant (SOA) and is age 84 or younger, the GMIB crediting continues until the Contract Date Anniversary following the SOA's 85th birthday unless (i) on the date of the original Owner/Annuitant's death, the SOA was age 85 or older or the SOA will become 85 prior to the end of the original Owner/Annuitant's waiting period under "Conditions of this Rider," above, or (ii) at the time of death, the original Owner/Annuitant had attained age 85 and GMIB crediting had stopped or the Contract/Certificate was past the last possible GMIB exercise date.

If GMIB crediting is continued under the preceding paragraph, then this rider and the charge for it remain in effect as follows. Determination of the Contract Date Anniversary is not affected by the death of the original Owner/Annuitant. The Annuitant age for determining when GMIB may be exercised under "Conditions of this Rider," above, is based on the SOA's age as of the date of the original Owner/Annuitant's death. The number of Contract Years that must elapse before eligibility for an "Optional Re-set of 6% Rollup to Age 85 GMIB Benefit Base" and the additional waiting period for exercise of GMIB as a result of any such optional re-set, as described above, are not affected by the death of the first Owner.

If GMIB crediting is not continued as described above, the GMIB feature and GMIB charge terminate upon the death of the original Owner/Annuitant and are not reinstated for the SOA.

GMIB No Lapse Guarantee:

Applicable to NQ, IRA and QP markets only:

If your Annuity Account Value falls to zero before the Contract Date Anniversary following the Annuitant's 85th birthday while this Contract/Certificate is in force and there have been no withdrawals from your Contract/Certificate other than as described below under "Conditions of the GMIB No Lapse Guarantee," then your GMIB will be exercised automatically on the Transaction Date that the Annuity Account Value falls to zero. The annual lifetime income that will be provided under GMIB will be based on the Annuitant's age and the value of the GMIB Benefit Base on the Transaction Date that the Annuity Account Value falls to zero, notwithstanding any waiting period described above in "Conditions of this Rider". Annual GMIB payments will be based on a single life annuity with a Period Certain and begin one calendar year after the Transaction Date that the Annuity Account Value falls to zero. You may notify us in writing, within 30 days of your receipt of notice from us stating that your Annuity Account Value has fallen to zero, if you wish to change the frequency of payments.

Applicable to TSA market only:

If your Annuity Account Value falls to zero while you are eligible to take distributions from the Contract/Certificate and before the Contract Date Anniversary following the Annuitant's 85th birthday, due to the conditions described below, GMIB will be exercised as of the Transaction Date that the Annuity

Account Value falls to zero. The annual lifetime income that will be provided under GMIB will be based on the Annuitant's age and the value of the GMIB Benefit Base on the Transaction Date that the Annuity Account Value falls to zero, notwithstanding any waiting period described above in "Conditions of this Rider. You may notify us in writing regarding your choice of the form of annuity we are then offering for GMIB exercise.

Conditions of the GMIB No Lapse Guarantee:

The No Lapse Guarantee described above applies only if there are no withdrawals from your Contract/Certificate other than:

(i) Withdrawals due to "Charges Deducted from Annuity Account Value" as described in Section 8.02, and
(ii) Withdrawals during a Contract Year that, in aggregate, do not exceed 6% of the beginning of Contract Year 6% Rollup to Age 85 GMIB Benefit Base.

Any withdrawal in excess of the above will cause the GMIB No Lapse Guarantee to terminate irrevocably. Termination of the No Lapse Guarantee provision does not cause termination of the other provisions of this Rider.

The Cost Of This Rider

The charge for this benefit is shown in the Data Pages.

General Provisions Of This Rider

Upon the occurrence of any of the following, this rider and any charge associated herewith will terminate: (i) the Contract/Certificate terminates, (ii) the Annuitant reaches the Contract Date Anniversary following his/her 85th birthday, (iii) the Contract/Certificate is continued under the Beneficiary Continuation Option, if applicable, or (iv) the Contract/Certificate is annuitized including exercise of Guaranteed Minimum Income Benefit (also referred to as Living Benefit).

AXA EQUITABLE LIFE INSURANCE COMPANY

Christopher M. Condron
Chairman and Chief Executive Officer

Karen Field Hazin, Vice President,
Secretary and Associate General Counsel

Guaranteed Minimum Income Benefit
Table of Guaranteed Minimum Annuity
Purchase Factors
For Initial Level Annual Income
Single Life – Male

Purchase Factors

Election Age	Life Annuity with a Period Certain	Life Annuity
	NQ/IRA	
60	4.94	5.15%
61	5.02	5.26
62	5.11	5.38
63	5.20	5.51
64	5.30	5.64
65	5.40	5.79
66	5.50	5.94
67	5.60	6.10
68	5.70	6.27
69	5.81	6.45
70	5.91	6.64
71	6.02	6.84
72	6.12	7.06
73	6.21	7.28
74	6.31	7.51
75	6.40	7.76
76	6.50/6.69	8.03
77	6.59/7.01	8.31
78	6.66/7.38	8.61
79	6.74/7.53	8.93
80	6.81/7.67	9.27
81	7.16/7.81	9.64
82	7.57/7.93	10.02
83	8.05	10.43
84	8.60	10.87
85	9.25	11.34

Other forms of annuities may be available.

GUARANTEED MINIMUM DEATH BENEFIT ("GMDB") RIDER
Greater of 6% Rollup to Age 85 GMDB or Annual Ratchet to Age 85 GMDB

This rider is part of your Contract/Certificate, and the same definitions apply to the capitalized terms used herein. The benefit described in this rider is subject to all the terms contained in your Contract/ Certificate, except as modified below. In this rider, "we", " our" and "us" mean AXA Equitable Life Insurance Company and "you" and "your" mean the Owner.

This Rider's Benefit

On the Contract Date, your 6% Roll Up to Age 85 Guaranteed Minimum Death Benefit (GMDB) and Annual Ratchet to age 85 GMDB are both equal to your initial Contribution. Thereafter, the GMDB is the greater of the 6% Roll Up to Age 85 GMDB or the Annual Ratchet to Age 85 GMDB.

6% Roll Up to Age 85 GMDB

For the 6% Roll Up to Age 85 GMDB, the GMDB is credited each day with interest at an annual effective rate of 6% (3% for amounts in the EQ/ Money Market Fund, EQ/Alliance Intermediate Government Securities, EQ/Short Duration, Guaranteed Interest Account, the Fixed Maturity Options and Special Ten Year FMO, and the loan reserve for the TSA market) through the Contract Date Anniversary following the Annuitant's 85th birthday (or the Annuitant's death, if earlier), and 0% thereafter. The GMDB interest rate applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 6% and for the Money Market Fund (12 Month) Dollar Cost Averaging Account, if applicable, will be 6%. The GMDB is also adjusted for any subsequent Contributions and withdrawals as described under "Effects of Withdrawals" below.

Optional Re-set of 6% Rollup to Age 85 GMDB :

On or within 30 days following the fifth or later Contract Date Anniversary, you may elect to re-set your 6% Rollup to Age 85 GMDB to equal the Annuity Account Value on the immediately preceding Contract Date Anniversary. The 6% Rollup continues on your re-set GMDB. When you re-set your 6% Rollup to Age 85 GMDB, you may not re-set the GMDB again until the 5th or later Contract Date Anniversary following the re-set. Re-set is not permitted after the Contract Date Anniversary following the Annuitant's 75th birthday.

When you re-set your 6% Rollup to Age 85 GMDB, your 6% Rollup to Age 85 GMIB Benefit Base is automatically re-set as described in your Guaranteed Minimum Income Benefit Rider.

Annual Ratchet to Age 85 GMDB

For the Annual Ratchet to Age 85 GMDB, on each Contract Date Anniversary up to the Contract Date Anniversary following the Annuitant's 85th birthday, if the Annuity Account Value is greater than the current GMDB, the GMDB is re-set to equal the Annuity Account Value. The GMDB is also adjusted for any subsequent Contributions and withdrawals as described under "Effects of Withdrawals" below.

If Spousal Protection is elected by Joint Owners: A GMDB that by its terms accumulates to Annuitant age 85 will instead accumulate to age 85 of the older Joint Owner for the life of the Certificate/Contract, regardless of the age of the named Annuitant. Notwithstanding the conditions of the previous sentence, the terms and conditions of the optional re-set of your 6% Rollup to Age 85 GMDB are determined by the age of the Annuitant. The GMDB is frozen on the Contract Date Anniversary following the older Joint Owner's 85th birthday, even if the older Joint Owner has died and thereafter is adjusted for Contributions and withdrawals in accordance with its terms. The preceding continues to apply even when the younger Joint Owner becomes the Successor Owner Annuitant.

Effect of Withdrawals

The 6% Roll Up to Age 85 and the Annual Ratchet to Age 85 GMDB will each be reduced by withdrawals. The reduction is determined separately for each GMDB. The Annual Ratchet to Age 85 GMDB will be reduced pro rata by all withdrawals. The reduction of the Roll Up to Age 85 GMDB is on a dollar-for-dollar basis as long as the sum of your withdrawals in that Contract Year is 6% or less of the GMDB as of the beginning of the Contract Year. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the GMDB as of the beginning of the Contract Year, that entire withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction of the Roll Up to Age 85 GMDB.

A pro rata reduction is determined as follows:
1) Divide the amount of the withdrawal by your Annuity Account Value immediately preceding the withdrawal;
2) Multiply the fraction calculated in (1) by the amount of your GMDB immediately preceding the withdrawal. This is the amount of the pro rata reduction. We will reduce your GMDB by this amount. We will make this reduction as of the Transaction Date of each withdrawal.

For NQ and IRA market segments only
Special Rules For Successor Owner/Annuitant

If the Owner/Annuitant dies and the surviving spouse (who is the joint owner or sole primary beneficiary) elects to become Successor Owner/Annuitant (SOA), the Annuity Account Value for the continued Contract/Certificate will be equal to the greater of (i) the Annuity Account Value as of the date we receive due proof of the Owner/Annuitant's death, or (ii) the GMDB as of the date of the Owner/Annuitant's death. If the GMDB is greater than the Annuity Account Value, we will re-set the Annuity Account Value to equal the GMDB. Any additional amount of Annuity Account Value will be allocated in accordance with the current allocation instructions on file. We do not re-set the GMDB if the Annuity Account Value is higher.

In determining whether this rider will continue to apply, we will use the age of the SOA as of the as of the date of death of the original Owner/Annuitant.

- If the SOA is age 75 or younger as of the date of death, this optional GMDB continues until the Contract Date Anniversary following the SOA's 85th birthday. If the GMDB had ended due to the original Owner/Annuitant attaining age 85, we will reinstate the GMDB if the SOA is eligible.

- If the SOA is age 76 or older, the GMDB value is frozen as of the date of death of the original Owner/Annuitant (and adjusted for any Contributions and withdrawals thereafter) and any charge that applies ends.

Withdrawal charges will no longer apply to Contributions made prior to the original Owner/Annuitant's death. Withdrawal charges apply to any Contributions made by the SOA after the original Owner/Annuitant's death.

The Cost Of This Rider

The charge for this benefit is shown in the Data Pages.

General Provisions Of This Rider

Upon the occurrence of any of the following, this rider and any charge associated herewith will terminate: (i) the Contract/Certificate terminates, (ii) SOA is elected and the SOA is age 76 or older as of the date of death of the original Annuitant , (iii) the Contract/Certificate is continued under the Beneficiary Continuation Option, if applicable, or (iv) the Contract/Certificate is annuitized, including exercise of Guaranteed Minimum Income Benefit (also referred to as Living Benefit), if applicable.

AXA EQUITABLE LIFE INSURANCE COMPANY

Christopher M. Condron
Chairman and Chief Executive Officer

Karen Field Hazin, Vice President,
Secretary and Associate General Counsel

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") RIDER
(also known as the Living Benefit)

AXA EQUITABLE LIFE INSURANCE COMPANY

This rider is part of your Contract, and the same definitions apply to the capitalized terms used herein. The benefit described in this rider is subject to all the terms contained in your Contract, except as modified below. In this rider, "we", "our", and "us" means AXA Equitable Life Insurance Company and "you" and "your" means the Owner. In the event of any conflict between this rider and the base Contract, this rider will govern.

This Rider's Benefit

On the Transaction Date that you exercise the Guaranteed Minimum Income Benefit (GMIB), the annual lifetime income that will be provided under the fixed payout option selected will be the greater of (i) the GMIB, and (ii) the amount of income that would be provided by application of the Annuity Account Value as of the Transaction Date at our then current annuity purchase factors for the same payout option. The GMIB benefit base, as defined below, is applied to guaranteed minimum annuity purchase factors to determine the GMIB. The guaranteed minimum annuity purchase factors are shown in the attached table.

You may apply amounts during the period of time indicated below to receive a minimum amount of guaranteed lifetime income under either (i) our Life Annuity payout option or (ii) our Life Annuity with a Period Certain payout option. Other options may be available at the time of exercise. The Life Annuity payout option provides fixed annuity payments while the Annuitant is living. Payments end with the last payment made before the Annuitant's death. The Life Annuity payout option is also available on a joint and survivor basis.

This rider does not provide a Cash Value or any minimum account value.

Applicable for contracts issued in the QP, TSA and IRA markets
The Life Annuity with a Period Certain payout option provides payment during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Life Annuity with a Period Certain payout option is elected. The period certain is 10 years for Annuitants' age 60 through 75; 9 years for age 76; 8 years for age 77; 7 years for ages 78 through 83; 6 years for age 84; and 5 years for age 85. The Life Annuity with a Period Certain payout option is also available on a joint and survivor basis.

Applicable for contracts issued in the NQ markets
The Life Annuity with a Period Certain payout option provides payment during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Life Annuity with a Period Certain payout option is elected. The period certain is 10 years for Annuitants' age 60 through 80; 9 years for age 81; 8 years for age 82; 7 years for age 83; 6 years for age 84; and 5 years for age 85. The Life Annuity with a Period Certain payout option is also available on a joint and survivor basis.

Conditions of this Rider

Contracts issued in the Tax Sheltered Annuity and Qualified Plan markets must convert to a traditional IRA Contract to exercise the GMIB unless GMIB is automatically exercised as described below in "GMIB No Lapse Guarantee." Any outstanding Tax Sheltered Annuity loan will reduce your GMIB Benefit Base in the same manner as withdrawals affect your GMIB Benefit Base, as described below.

Applicable for Annuitant issue ages 20 through 44
The GMIB may be exercised only within 30 days following each Contract Date Anniversary beginning with the 15th or later Contract Date Anniversary under this Contract. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

Applicable for Annuitant issue ages 45 through 49
The GMIB may be exercised only within 30 days following each Contract Date Anniversary on or after the Annuitant's 60th birthday. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

Applicable for Annuitant issue ages 50 through 75
The GMIB may be exercised only within 30 days following each Contract Date Anniversary beginning with the 10th or later Contract Date Anniversary under this Contract. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

You will begin receiving annual payments 12 months after the GMIB supplementary contract is issued which reflects the terms of this benefit.

Guaranteed Minimum Income Benefit Base – On the Contract Date, your 6% Roll Up to Age 85 and Annual Ratchet to Age 85 benefit bases are both equal to your initial Contribution. Thereafter, both benefit bases are adjusted for any subsequent Contributions and withdrawals and your GMIB benefit base is equal to the greater of your 6% Roll up to Age 85 or Annual Ratchet to Age 85 benefit base.

6% Roll Up to Age 85
Your 6% Roll up to Age 85 benefit base is credited each day with interest at an annual effective rate of 6% (3% for amounts in the EQ/Money Market Fund, EQ/AllianceBernstein Intermediate Government Securities Fund, EQ/Short Duration, Fixed Maturity Options *[Applicable if the GPB Option 2 is elected]* and Special Ten Year FMO, Guaranteed Interest Account and the loan reserve account (if applicable) through the Contract Date Anniversary following the Annuitant's 85th birthday (or the Annuitant's death, if earlier), and 0% thereafter. The Guaranteed Minimum Income Benefit interest rate applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 6% and for the Money Market Fund (12 Month) Dollar Cost Averaging Account, if applicable, will be 6%.

Optional Re-set of 6% Rollup to Age 85 GMIB Benefit Base:

On or within 30 days following the fifth or later Contract Date Anniversary, you may re-set your 6% Rollup to Age 85 GMIB Benefit Base to equal the Annuity Account Value on the immediately preceding Contract Date Anniversary. The 6% Rollup continues on your re-set Benefit Base. When you re-set your 6% Rollup to Age 85 GMIB Benefit Base, you may not re-set the Benefit Base again until the 5th or later Contract Date Anniversary following the re-set. Re-set is not permitted after the Contract Date Anniversary following the Annuitant's 75th birthday.

When you re-set your 6% Rollup to Age 85 GMIB Benefit Base, you may not exercise GMIB as described under Conditions of this Rider until the 10th Contract Date Anniversary following the re-set.

When you re-set the your 6% Rollup to Age 85 GMIB Benefit Base your 6% Rollup to Age 85 GMDB Benefit Base is automatically re-set as described in your Guaranteed Minimum Death Benefit Rider.

Annual Ratchet to age 85
For the Annual Ratchet to Age 85 benefit base, on each Contract Date Anniversary up to the Contract Date Anniversary following the Annuitant's 85th birthday, if the Annuity Account Value is greater than the current Annual Ratchet to Age 85 benefit base, the Annual Ratchet to Age 85 benefit base is re-set to equal the Annuity Account Value.

Effect of Withdrawals

The 6% Roll Up to Age 85 and the Annual Ratchet to Age 85 benefit bases will each be reduced by withdrawals. The reduction is determined separately for each benefit base. The reduction of the benefit base is on a dollar-for-dollar basis as long as the sum of your withdrawals in that Contract Year is 6% or less of the respective benefit base as of the beginning of the Contract Year. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the respective benefit base as of the beginning of

the Contract Year, that entire withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction of the respective benefit base. (Because your benefit bases may differ from each other, the same withdrawal may produce a pro rata adjustment in one benefit base and not in the other benefit base.)

A pro rata reduction is determined as follows:
1) Divide the amount of your withdrawal by your Annuity Account Value immediately preceding the withdrawal;
2) Multiply the fraction calculated in (1) by the amount of your benefit base immediately preceding the withdrawal. This is the amount of the pro rata reduction.

The GMIB benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that the Owner exercises the GMIB. The amount of the charge is a withdrawal that will reduce the GMIB benefit base as described above.

The GMIB benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the GMIB.

For NQ and IRA market segments only
Special Rules For Successor Owner/Annuitant

If the Owner/Annuitant dies and the surviving spouse (who is the joint owner or the sole primary beneficiary) elects to become Successor Owner/Annuitant (SOA) and is age 84 or younger, the GMIB crediting continues until the Contract Date Anniversary following the SOA's 85th birthday unless (i) on the date of the original Owner/Annuitant's death, the SOA was age 85 or older or the SOA will become 85 prior to the end of the original Owner/Annuitant's waiting period under "Conditions of this Rider," above, or (ii) at the time of death, the original Owner/Annuitant had attained age 85 and GMIB crediting had stopped or the Contract was past the last possible GMIB exercise date.

If GMIB crediting is continued under the preceding paragraph, then this rider and the charge for it remain in effect as follows. Determination of the Contract Date Anniversary is not affected by the death of the original Owner/Annuitant. The Annuitant age for determining when GMIB may be exercised under "Conditions of this Rider," above, is based on the SOA's age as of the date of the original Owner/Annuitant's death. The number of Contract Years that must elapse before eligibility for an "Optional Re-set of 6% Rollup to Age 85 GMIB Benefit Base" and the additional waiting period for exercise of GMIB as a result of any such optional re-set, as described above, are not affected by the death of the first Owner.

If GMIB crediting is not continued as described above, the GMIB feature and GMIB charge terminate upon the death of the original Owner/Annuitant and are not reinstated for the SOA.

GMIB No Lapse Guarantee:

Applicable to NQ, IRA and QP markets only
If your Annuity Account Value falls to zero before the Contract Date Anniversary following the Annuitant's 85th birthday while this Contract is in force and there have been no withdrawals from your Contract other than as described below under "Conditions of the GMIB No Lapse Guarantee," then your GMIB will be exercised automatically on the Transaction Date that the Annuity Account Value falls to zero. The annual lifetime income that will be provided under GMIB will be based on the Annuitant's age and the value of the GMIB Benefit Base on the Transaction Date that the Annuity Account Value falls to zero, notwithstanding any waiting period described above in "Conditions of this Rider". Annual GMIB payments will be based on a single life annuity with a Period Certain and begin one calendar year after the Transaction Date that the Annuity Account Value falls to zero. You may notify us in writing, within 30 days of your receipt of notice from us stating that your Annuity Account Value has fallen to zero, if you wish to change the frequency of payments.

Applicable to TSA market only

If your Annuity Account Value falls to zero while you are eligible to take distributions from the Contract and before the Contract Date Anniversary following the Annuitant's 85th birthday, due to the conditions described below, GMIB will be exercised as of the Transaction Date that the Annuity Account Value falls to zero. The annual lifetime income that will be provided under GMIB will be based on the Annuitant's age and the value of the GMIB Benefit Base on the Transaction Date that the Annuity Account Value falls to zero, notwithstanding any waiting period described above in "Conditions of this Rider. You may notify us in writing regarding your choice of the form of annuity we are then offering for GMIB exercise.

Conditions of the GMIB No Lapse Guarantee:

The No Lapse Guarantee described above applies only if there are no withdrawals from your Contract other than:

(i) Withdrawals due to "Charges Deducted from Annuity Account Value" as described in Section 8.02, and

(ii) Withdrawals during a Contract Year that, in aggregate, do not exceed 6% of the beginning of Contract Year 6% Rollup to Age 85 GMIB Benefit Base.

Any withdrawal in excess of the above will cause the GMIB No Lapse Guarantee to terminate irrevocably. Termination of the No Lapse Guarantee provision does not cause termination of the other provisions of this Rider.

The Cost Of This Rider

The charge for this benefit is shown in the Data Pages. It is determined on each Contract Date Anniversary as a percentage of your GMIB Benefit Base amount described above under "Conditions of this Rider – *Guaranteed Minimum Income Base*." This amount is deducted from your Annuity Account Value on each Contract Date Anniversary.

General Provisions Of This Rider

Upon the occurrence of any of the following, this rider and any charge associated herewith will terminate: (i) the Contract terminates, (ii) the Annuitant reaches the Contract Date Anniversary following his/her 85th birthday, (iii) the Contract is continued under the Beneficiary Continuation Option, if applicable, or (iv) the Contract is annuitized including exercise of Guaranteed Minimum Income Benefit (also referred to as Living Benefit). Upon exercise of GMIB, this Contract including any Guaranteed Minimum Death Benefit, terminates.

AXA EQUITABLE LIFE INSURANCE COMPANY



Christopher M. Condron
Chairman and Chief Executive Officer



Karen Field Hazin, Vice President,
Secretary and Associate General Counsel

Guaranteed Minimum Income Benefit
Table of Guaranteed Minimum Annuity
Purchase Factors
For Initial Level Annual Income
Single Life – Male

Purchase Factors

Election Age	Life Annuity with a Period Certain	Life Annuity
	NQ/IRA	
60	4.94	5.15%
61	5.02	5.26
62	5.11	5.38
63	5.20	5.51
64	5.30	5.64
65	5.40	5.79
66	5.50	5.94
67	5.60	6.10
68	5.70	6.27
69	5.81	6.45
70	5.91	6.64
71	6.02	6.84
72	6.12	7.06
73	6.21	7.28
74	6.31	7.51
75	6.40	7.76
76	6.50/6.69	8.03
77	6.59/7.01	8.31
78	6.66/7.38	8.61
79	6.74/7.53	8.93
80	6.81/7.67	9.27
81	7.16/7.81	9.64
82	7.57/7.93	10.02
83	8.05	10.43
84	8.60	10.87
85	9.25	11.34

Other forms of annuities may be available.

GUARANTEED MINIMUM DEATH BENEFIT ("GMDB") RIDER
Greater of 6% Rollup to Age 85 GMDB or Annual Ratchet to Age 85 GMDB

AXA EQUITABLE LIFE INSURANCE COMPANY

This rider is part of your Contract, and the same definitions apply to the capitalized terms used herein. The benefit described in this rider is subject to all the terms contained in your Contract, except as modified below. In this rider, "we", " our" and "us" mean AXA Equitable Life Insurance Company and "you" and "your" mean the Owner. In the event of any conflict between this rider and the base contract, this rider will govern.

This Rider's Benefit

On the Contract Date, your 6% Roll Up to Age 85 Guaranteed Minimum Death Benefit (GMDB) and Annual Ratchet to age 85 GMDB are both equal to your initial Contribution. Thereafter, the GMDB is the greater of the 6% Roll Up to Age 85 GMDB or the Annual Ratchet to Age 85 GMDB.

6% Roll Up to Age 85 GMDB

For the 6% Roll Up to Age 85 GMDB, the GMDB is credited each day with interest at an annual effective rate of 6% (3% for amounts in the EQ/Money Market Fund, EQ/AllianceBernstein Intermediate Government Securities, EQ/Short Duration, Guaranteed Interest Account, the Fixed Maturity Options *[Applicable if the GPB Option 2 is elected]* and Special Ten Year FMO, and the loan reserve for the TSA market) through the Contract Date Anniversary following the Annuitant's 85th birthday (or the Annuitant's death, if earlier), and 0% thereafter. The GMDB interest rate applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 6% and for the Money Market Fund (12 Month) Dollar Cost Averaging Account, if applicable, will be 6%. The GMDB is also adjusted for any subsequent Contributions and withdrawals as described under "Effects of Withdrawals" below.

Optional Re-set of 6% Rollup to Age 85 GMDB:

On or within 30 days following the fifth or later Contract Date Anniversary, you may elect to re-set your 6% Rollup to Age 85 GMDB to equal the Annuity Account Value on the immediately preceding Contract Date Anniversary. The 6% Rollup continues on your re-set GMDB. When you re-set your 6% Rollup to Age 85 GMDB, you may not re-set the GMDB again until the 5th or later Contract Date Anniversary following the re-set. Re-set is not permitted after the Contract Date Anniversary following the Annuitant's 75th birthday.

When you re-set your 6% Rollup to Age 85 GMDB, your 6% Rollup to Age 85 GMIB Benefit Base is automatically re-set as described in your Guaranteed Minimum Income Benefit Rider.

Annual Ratchet to Age 85 GMDB

For the Annual Ratchet to Age 85 GMDB, on each Contract Date Anniversary up to the Contract Date Anniversary following the Annuitant's 85th birthday, if the Annuity Account Value is greater than the current GMDB, the GMDB is re-set to equal the Annuity Account Value. The GMDB is also adjusted for any subsequent Contributions and withdrawals as described under "Effects of Withdrawals" below.

If Spousal Protection is elected by Joint Owners: A GMDB that by its terms accumulates to Annuitant age 85 will instead accumulate to age 85 of the older Joint Owner for the life of the Contract, regardless of the age of the named Annuitant. Notwithstanding the conditions of the previous sentence, the terms and conditions of the optional re-set of your 6% Rollup to Age 85 GMDB are determined by the age of the Annuitant. The GMDB is frozen on the Contract Date Anniversary following the older Joint Owner's 85th birthday, even if the older Joint Owner has died and thereafter is adjusted for Contributions and

withdrawals in accordance with its terms. The preceding continues to apply even when the younger Joint Owner becomes the Successor Owner Annuitant.

Effect of Withdrawals

The 6% Roll Up to Age 85 GMDB and the Annual Ratchet to Age 85 GMDB will each be reduced by withdrawals. The reduction is determined separately for each GMDB. The reduction of the GMDB is on a dollar-for-dollar basis as long as the sum of your withdrawals in a Contract Year is 6% or less of the GMDB as of the beginning of the Contract Year. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the GMDB as of the beginning of the Contract Year, that entire withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction of the GMDB. (Because your Annual Ratchet to Age 85 GMDB may differ from your 6% Roll Up to Age 85 GMDB, the same withdrawal may produce a pro rata adjustment in one GMDB and not in the other GMDB.)

A pro rata reduction is determined as follows:
1) Divide the amount of the withdrawal by your Annuity Account Value immediately preceding the withdrawal;
2) Multiply the fraction calculated in (1) by the amount of your GMDB immediately preceding the withdrawal. This is the amount of the pro rata reduction. We will reduce your GMDB by this amount. We will make this reduction as of the Transaction Date of each withdrawal.

For NQ and IRA market segments only
Special Rules For Successor Owner/Annuitant

If the Owner/Annuitant dies and the surviving spouse (who is the joint owner or sole primary beneficiary) elects to become Successor Owner/Annuitant (SOA), the Annuity Account Value for the continued Contract will be equal to the greater of (i) the Annuity Account Value as of the date we receive due proof of the Owner/Annuitant's death, or (ii) the GMDB as of the date of the Owner/Annuitant's death. If the GMDB is greater than the Annuity Account Value, we will re-set the Annuity Account Value to equal the GMDB. Any additional amount of Annuity Account Value will be allocated in accordance with the current allocation instructions on file. We do not re-set the GMDB if the Annuity Account Value is higher.

In determining whether this rider will continue to apply, we will use the age of the SOA as of the as of the date of death of the original Owner/Annuitant.

- If the SOA is age 75 or younger as of the date of death, this optional GMDB continues until the Contract Date Anniversary following the SOA's 85th birthday. If the GMDB had ended due to the original Owner/Annuitant attaining age 85, we will reinstate the GMDB if the SOA is eligible.

- If the SOA is age 76 or older, the GMDB value is frozen as of the date of death of the original Owner/Annuitant (and adjusted for any Contributions and withdrawals thereafter) and any charge that applies ends.

Withdrawal charges will no longer apply to Contributions made prior to the original Owner/Annuitant's death. Withdrawal charges apply to any Contributions made by the SOA after the original Owner/Annuitant's death.

The Cost Of This Rider

The charge for this benefit is shown in the Data Pages. It is determined on each Contract Date Anniversary as a percentage of your GMDB amount described above under "This Rider's Benefit." This amount is deducted from your Annuity Account Value on each Contract Date Anniversary.

General Provisions Of This Rider

Upon the occurrence of any of the following, this rider and any charge associated herewith will terminate: (i) the Contract terminates, (ii) SOA is elected and the SOA is age 76 or older as of the date of death of the original Annuitant, (iii) the Contract is continued under the Beneficiary Continuation Option, if applicable, or (iv) the Contract/Certificate is annuitized, including exercise of Guaranteed Minimum Income Benefit (also referred to as Living Benefit), if applicable.

AXA EQUITABLE LIFE INSURANCE COMPANY

Christopher M. Condron
Chairman and Chief Executive Officer

Karen Field Hazin, Vice President,
Secretary and Associate General Counsel

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") RIDER
(also known as the Living Benefit)

This rider is part of your Contract, and the same definitions apply to the capitalized terms used herein. The benefit described in this rider is subject to all the terms contained in your Contract, except as modified below. In this rider, "we", "our", and "us" means AXA Equitable Life Insurance Company and "you" and "your" means the Owner.

TEN DAYS TO EXAMINE RIDER - If this Rider was issued after the Contract Date, then you may return it to us not later than ten days after you receive it. We will then cancel this Rider.

This Rider's Benefit

On the Transaction Date that you exercise the Guaranteed Minimum Income Benefit (GMIB), the annual lifetime income that will be provided under the fixed payout option selected will be the greater of (i) the GMIB, and (ii) the amount of income that would be provided by application of the Annuity Account Value as of the Transaction Date at our then current annuity purchase factors for the same payout option. The GMIB benefit base, as defined below, is applied to guaranteed minimum annuity purchase factors to determine the GMIB. The guaranteed minimum annuity purchase factors are shown in the attached table.

You may apply amounts during the period of time indicated below to receive a minimum amount of guaranteed lifetime income under either (i) our Life Annuity payout option or (ii) our Life Annuity with a Period Certain payout option. Other options may be available at the time of exercise. The Life Annuity payout option provides fixed annuity payments while the Annuitant is living. Payments end with the last payment made before the Annuitant's death. The Life Annuity payout option is also available on a joint and survivor basis.

This rider does not provide a Cash Value or any minimum account value.

Applicable for Contracts/Certificates issued in the QP, TSA and IRA markets
The Life Annuity with a Period Certain payout option provides payment during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Life Annuity with a Period Certain payout option is elected. The period certain is 10 years for Annuitants' age 60 through 75; 9 years for age 76; 8 years for age 77; 7 years for ages 78 through 83; 6 years for age 84; and 5 years for age 85. The Life Annuity with a Period Certain payout option is also available on a joint and survivor basis.

Applicable for Contracts/Certificates issued in the NQ markets
The Life Annuity with a Period Certain payout option provides payment during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Life Annuity with a Period Certain payout option is elected. The period certain is 10 years for Annuitants' age 60 through 80; 9 years for age 81; 8 years for age 82; 7 years for age 83; 6 years for age 84; and 5 years for age 85. The Life Annuity with a Period Certain payout option is also available on a joint and survivor basis.

Conditions of this Rider

Contracts/Certificates issued in the Tax Sheltered Annuity and Qualified Plan markets must convert to a traditional IRA Contract to exercise the GMIB unless GMIB is automatically exercised as described below in "GMIB No Lapse Guarantee."

Applicable for Annuitant issue ages 20 through 44
The GMIB may be exercised only within 30 days following each Contract Date Anniversary beginning with the 15th or later Contract Date Anniversary under this Contract. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

Applicable for Annuitant issue ages 45 through 49
The GMIB may be exercised only within 30 days following each Contract Date Anniversary on or after the Annuitant's 60th birthday. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

Applicable for Annuitant issue ages 50 through 75
The GMIB may be exercised only within 30 days following each Contract Date Anniversary beginning with the 10th or later Contract Date Anniversary under this Contract. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

You will begin receiving annual payments 12 months after the GMIB supplementary contract is issued which reflects the terms of this benefit.

Guaranteed Minimum Income Benefit Base – On the Contract Date, your 6% Roll Up to Age 85 and Annual Ratchet to Age 85 benefit bases are both equal to your initial Premium. Thereafter, both benefit bases are adjusted for any subsequent Premiums and withdrawals and your GMIB benefit base is equal to the greater of your 6% Roll up to Age 85 or Annual Ratchet to Age 85 benefit base.

6% Roll Up to Age 85
Your 6% Roll up to Age 85 benefit base is credited each day with interest at an annual effective rate of 6% (3% for amounts in the EQ/Money Market Fund, EQ/Alliance Intermediate Government Securities Fund, EQ/Short Duration, Fixed Maturity Options and Special Ten Year FMO, Guaranteed Interest Account and the loan reserve account (if applicable) through the Contract Date Anniversary following the Annuitant's 85th birthday (or the Annuitant's death, if earlier), and 0% thereafter. The Guaranteed Minimum Income Benefit interest rate applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 6% and for the Money Market Fund (12 Month) Dollar Cost Averaging Account, if applicable, will be 6%.

Optional Re-set of 6% Rollup to Age 85 GMIB Benefit Base:

On or within 30 days following the fifth or later Contract Date Anniversary, you may re-set your 6% Rollup to Age 85 GMIB Benefit Base to equal the Annuity Account Value on the immediately preceding Contract Date Anniversary. The 6% Rollup continues on your re-set Benefit Base. When you re-set your 6% Rollup to Age 85 GMIB Benefit Base, you may not re-set the Benefit Base again until the 5th or later Contract Date Anniversary following the re-set. Re-set is not permitted after the Contract Date Anniversary following the Annuitant's 75th birthday.

When you re-set your 6% Rollup to Age 85 GMIB Benefit Base, you may not exercise GMIB as described under Conditions of this Rider until the 10th Contract Date Anniversary following the re-set.

When you re-set the your 6% Rollup to Age 85 GMIB Benefit Base your 6% Rollup to Age 85 GMDB Benefit Base is automatically re-set as described in your Guaranteed Minimum Death Benefit Rider.

Annual Ratchet to age 85
For the Annual Ratchet to Age 85 benefit base, on each Contract Date Anniversary up to the Contract Date Anniversary following the Annuitant's 85th birthday, if the Annuity Account Value is greater than the current Annual Ratchet to Age 85 benefit base, the Annual Ratchet to Age 85 benefit base is re-set to equal the Annuity Account Value.

Effect of Withdrawals

The 6% Roll Up to Age 85 and the Annual Ratchet to Age 85 benefit bases will each be reduced by withdrawals. The reduction is determined separately for each benefit base. The Annual Ratchet to Age 85 benefit base will be reduced pro rata by all withdrawals. The reduction of the Roll Up to Age 85 benefit base is on a dollar-for-dollar basis as long as the sum of your withdrawals in that Contract Year is 6% or less of the

6% Roll Up to Age 85 benefit base as of the beginning of the Contract Year. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the benefit base as of the beginning of the Contract Year, that entire withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction of the Roll Up to Age 85 benefit base.

A pro rata reduction is determined as follows:
1) Divide the amount of your withdrawal by your Annuity Account Value immediately preceding the withdrawal;
2) Multiply the fraction calculated in (1) by the amount of your benefit base immediately preceding the withdrawal. This is the amount of the pro rata reduction.

The GMIB benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that the Owner exercises the GMIB. The amount of the charge is a withdrawal that will reduce the GMIB benefit base as described above.

The GMIB benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the GMIB.

For NQ and IRA market segments only
Special Rules For Successor Owner/Annuitant

If the Owner/Annuitant dies and the surviving spouse (who is the joint owner or the sole primary beneficiary) elects to become Successor Owner/Annuitant (SOA) and is age 84 or younger, the GMIB crediting continues until the Contract Date Anniversary following the SOA's 85th birthday unless (i) on the date of the original Owner/Annuitant's death, the SOA was age 85 or older or the SOA will become 85 prior to the end of the original Owner/Annuitant's waiting period under "Conditions of this Rider," above, or (ii) at the time of death, the original Owner/Annuitant had attained age 85 and GMIB crediting had stopped or the Contract was past the last possible GMIB exercise date.

If GMIB crediting is continued under the preceding paragraph, then this rider and the charge for it remain in effect as follows. Determination of the Contract Date Anniversary is not affected by the death of the original Owner/Annuitant. The Annuitant age for determining when GMIB may be exercised under "Conditions of this Rider," above, is based on the SOA's age as of the date of the original Owner/Annuitant's death. The number of Contract Years that must elapse before eligibility for an "Optional Re-set of 6% Rollup to Age 85 GMIB Benefit Base" and the additional waiting period for exercise of GMIB as a result of any such optional re-set, as described above, are not affected by the death of the first Owner.

If GMIB crediting is not continued as described above, the GMIB feature and GMIB charge terminate upon the death of the original Owner/Annuitant and are not reinstated for the SOA.

GMIB No Lapse Guarantee:

Applicable to NQ, IRA and QP markets only:

If your Annuity Account Value falls to zero before the Contract Date Anniversary following the Annuitant's 85th birthday while this Contract is in force and there have been no withdrawals from your Contract other than as described below under "Conditions of the GMIB No Lapse Guarantee," then your GMIB will be exercised automatically on the Transaction Date that the Annuity Account Value falls to zero. The annual lifetime income that will be provided under GMIB will be based on the Annuitant's age and the value of the GMIB Benefit Base on the Transaction Date that the Annuity Account Value falls to zero, notwithstanding any waiting period described above in "Conditions of this Rider". Annual GMIB payments will be based on a single life annuity with a ten year period certain and begin one calendar year after the Transaction Date that the Annuity Account Value falls to zero. You may notify us in writing, within 30 days of your receipt of notice from us stating that your Annuity Account Value has fallen to zero, if you wish to change the frequency of payments.

Applicable to TSA market only:

If your Annuity Account Value falls to zero while you are eligible to take distributions from the Contract and before the Contract Date Anniversary following the Annuitant's 85th birthday, due to the conditions described below, GMIB will be exercised as of the Transaction Date that the Annuity Account Value falls to zero. The annual lifetime income that will be provided under GMIB will be based on the Annuitant's age and the value of the GMIB Benefit Base on the Transaction Date that the Annuity Account Value falls to zero, notwithstanding any waiting period described above in "Conditions of this Rider. You may notify us in writing regarding your choice of the form of annuity we are then offering for GMIB exercise.

Conditions of the GMIB No Lapse Guarantee:

The No Lapse Guarantee described above applies only if there are no withdrawals from your Contract other than:

(i) Withdrawals due to "Charges Deducted from Annuity Account Value" as described in Section 8.02, and

(ii) Withdrawals during a Contract Year that, in aggregate, do not exceed 6% of the beginning of Contract Year 6% Rollup to Age 85 GMIB Benefit Base.

Any withdrawal in excess of the above will cause the GMIB No Lapse Guarantee to terminate irrevocably. Termination of the No Lapse Guarantee provision does not cause termination of the other provisions of this Rider.

The Cost Of This Rider

The charge for this benefit is shown in the Data Pages.

General Provisions Of This Rider

Upon the occurrence of any of the following, this rider and any charge associated herewith will terminate: (i) the Contract terminates, (ii) the Annuitant reaches the Contract Date Anniversary following his/her 85th birthday, (iii) the Contract is continued under the Beneficiary Continuation Option, if applicable, (iv) the Contract is annuitized including exercise of Guaranteed Minimum Income Benefit (also referred to as Living Benefit), or (v) this Rider is returned to us in accordance with its "TEN DAYS TO EXAMINE RIDER" provision, if applicable.

THIS RIDER CANNOT BE TERMINATED INDEPENDENTLY OF THE CONTRACT ONCE IT IS ELECTED, EXCEPT DURING THE "TEN DAYS TO EXAMINE RIDER PROVISION", IF APPLICABLE.

AXA EQUITABLE LIFE INSURANCE COMPANY

Christopher M. Condron
Chairman and Chief Executive Officer

Karen Field Hazin, Vice President,
Secretary and Associate General Counsel

Guaranteed Minimum Income Benefit
Table of Guaranteed Minimum Annuity
Purchase Factors
For Initial Level Annual Income
Single Life – Male

Purchase Factors

Election Age	Life Annuity with a Period Certain	Life Annuity
	NQ/IRA	
60	4.94	5.15%
61	5.02	5.26
62	5.11	5.38
63	5.20	5.51
64	5.30	5.64
65	5.40	5.79
66	5.50	5.94
67	5.60	6.10
68	5.70	6.27
69	5.81	6.45
70	5.91	6.64
71	6.02	6.84
72	6.12	7.06
73	6.21	7.28
74	6.31	7.51
75	6.40	7.76
76	6.50/6.69	8.03
77	6.59/7.01	8.31
78	6.66/7.38	8.61
79	6.74/7.53	8.93
80	6.81/7.67	9.27
81	7.16/7.81	9.64
82	7.57/7.93	10.02
83	8.05	10.43
84	8.60	10.87
85	9.25	11.34

Other forms of annuities may be available.

GUARANTEED MINIMUM DEATH BENEFIT ("GMDB") RIDER
Greater of 6% Rollup to Age 85 GMDB or Annual Ratchet to Age 85 GMDB

This rider is part of your Contract, and the same definitions apply to the capitalized terms used herein. The benefit described in this rider is subject to all the terms contained in your Contract/ Certificate, except as modified below. In this rider, "we", " our" and "us" mean AXA Equitable Life Insurance Company and "you" and "your" mean the Owner.

TEN DAYS TO EXAMINE RIDER If this Rider was issued after the Contract Date, then you may return it to us not later than ten days after you receive it. We will then cancel this Rider.

This Rider's Benefit

On the Contract Date, your 6% Roll Up to Age 85 Guaranteed Minimum Death Benefit (GMDB) and Annual Ratchet to age 85 GMDB are both equal to your initial Premium. Thereafter, the GMDB is the greater of the 6% Roll Up to Age 85 GMDB or the Annual Ratchet to Age 85 GMDB.

6% Roll Up to Age 85 GMDB

For the 6% Roll Up to Age 85 GMDB, the GMDB is credited each day with interest at an annual effective rate of 6% (3% for amounts in the EQ/ Money Market Fund, EQ/Alliance Intermediate Government Securities, EQ/Short Duration, Guaranteed Interest Account, the Fixed Maturity Options and Special Ten Year FMO, and the loan reserve for the TSA market) through the Contract Date Anniversary following the Annuitant's 85th birthday (or the Annuitant's death, if earlier), and 0% thereafter. The GMDB interest rate applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 6% and for the Money Market Fund (12 Month) Dollar Cost Averaging Account, if applicable, will be 6%. The GMDB is also adjusted for any subsequent Premiums and withdrawals as described under "Effects of Withdrawals" below.

Optional Re-set of 6% Rollup to Age 85 GMDB :

On or within 30 days following the fifth or later Contract Date Anniversary, you may elect to re-set your 6% Rollup to Age 85 GMDB to equal the Annuity Account Value on the immediately preceding Contract Date Anniversary. The 6% Rollup continues on your re-set GMDB. When you re-set your 6% Rollup to Age 85 GMDB, you may not re-set the GMDB again until the 5th or later Contract Date Anniversary following the re-set. Re-set is not permitted after the Contract Date Anniversary following the Annuitant's 75th birthday.

When you re-set your 6% Rollup to Age 85 GMDB, your 6% Rollup to Age 85 GMIB Benefit Base is automatically re-set as described in your Guaranteed Minimum Income Benefit Rider.

Annual Ratchet to Age 85 GMDB

For the Annual Ratchet to Age 85 GMDB, on each Contract Date Anniversary up to the Contract Date Anniversary following the Annuitant's 85th birthday, if the Annuity Account Value is greater than the current GMDB, the GMDB is re-set to equal the Annuity Account Value. The GMDB is also adjusted for any subsequent Premiums and withdrawals as described under "Effects of Withdrawals" below.

If Spousal Protection is elected by Joint Owners: A GMDB that by its terms accumulates to Annuitant age 85 will instead accumulate to age 85 of the older Joint Owner for the life of the Certificate/Contract, regardless of the age of the named Annuitant. Notwithstanding the conditions of the previous sentence, the terms and conditions of the optional re-set of your 6% Rollup to Age 85 GMDB are determined by the age of the Annuitant. The GMDB is frozen on the Contract Date Anniversary following

the older Joint Owner's 85th birthday, even if the older Joint Owner has died and thereafter is adjusted for Premiums and withdrawals in accordance with its terms. The preceding continues to apply even when the younger Joint Owner becomes the Successor Owner Annuitant.

Effect of Withdrawals

The 6% Roll Up to Age 85 and the Annual Ratchet to Age 85 GMDB will each be reduced by withdrawals. The reduction is determined separately for each GMDB. The Annual Ratchet to Age 85 GMDB will be reduced pro rata by all withdrawals. The reduction of the Roll Up to Age 85 GMDB is on a dollar-for-dollar basis as long as the sum of your withdrawals in that Contract Year is 6% or less of the GMDB as of the beginning of the Contract Year. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the GMDB as of the beginning of the Contract Year, that entire withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction of the Roll Up to Age 85 GMDB.

A pro rata reduction is determined as follows:
1) Divide the amount of the withdrawal by your Annuity Account Value immediately preceding the withdrawal;
2) Multiply the fraction calculated in (1) by the amount of your GMDB immediately preceding the withdrawal. This is the amount of the pro rata reduction. We will reduce your GMDB by this amount. We will make this reduction as of the Transaction Date of each withdrawal.

For NQ and IRA market segments only
Special Rules For Successor Owner/Annuitant

If the Owner/Annuitant dies and the surviving spouse (who is the joint owner or sole primary beneficiary) elects to become Successor Owner/Annuitant (SOA), the Annuity Account Value for the continued Contract will be equal to the greater of (i) the Annuity Account Value as of the date we receive due proof of the Owner/Annuitant's death, or (ii) the GMDB as of the date of the Owner/Annuitant's death. If the GMDB is greater than the Annuity Account Value, we will re-set the Annuity Account Value to equal the GMDB. Any additional amount of Annuity Account Value will be allocated in accordance with the current allocation instructions on file. We do not re-set the GMDB if the Annuity Account Value is higher.

In determining whether this rider will continue to apply, we will use the age of the SOA as of the as of the date of death of the original Owner/Annuitant.

- If the SOA is age 75 or younger as of the date of death, this optional GMDB continues until the Contract Date Anniversary following the SOA's 85th birthday. If the GMDB had ended due to the original Owner/Annuitant attaining age 85, we will reinstate the GMDB if the SOA is eligible.

- If the SOA is age 76 or older, the GMDB value is frozen as of the date of death of the original Owner/Annuitant (and adjusted for any Premiums and withdrawals thereafter) and any charge that applies ends.

Withdrawal charges will no longer apply to Premiums made prior to the original Owner/Annuitant's death. Withdrawal charges apply to any Premiums made by the SOA after the original Owner/Annuitant's death.

The Cost Of This Rider

The charge for this benefit is shown in the Data Pages.

General Provisions Of This Rider

Upon the occurrence of any of the following, this rider and any charge associated herewith will terminate: (i) the Contract terminates, (ii) SOA is elected and the SOA is age 76 or older as of the date of death of the

original Annuitant , (iii) the Contract is continued under the Beneficiary Continuation Option, if applicable, (iv) the Contract is annuitized, including exercise of Guaranteed Minimum Income Benefit (also referred to as Living Benefit), if applicable, or (v) this Rider is returned to us in accordance with its "TEN DAYS TO EXAMINE RIDER" provision, if applicable.

THIS RIDER CANNOT BE TERMINATED INDEPENDENTLY OF THE CONTRACT ONCE IT IS ELECTED, EXCEPT DURING THE "TEN DAYS TO EXAMINE RIDER PROVISION", IF APPLICABLE.

AXA EQUITABLE LIFE INSURANCE COMPANY

Christopher M. Condron
Chairman and Chief Executive Officer

Karen Field Hazin, Vice President,
Secretary and Associate General Counsel

GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") RIDER
(also known as the Living Benefit)

This rider is part of your Contract, and the same definitions apply to the capitalized terms used herein. The benefit described in this rider is subject to all the terms contained in your Contract, except as modified below. In this rider, "we", "our", and "us" mean AXA Equitable Life Insurance Company and "you" and "your" means the Owner.

This Rider's Benefit

On the Transaction Date that you exercise the Guaranteed Minimum Income Benefit (GMIB), the annual lifetime income that will be provided under the fixed payout option selected will be the greater of (i) the GMIB, and (ii) the amount of income that would be provided by application of the Annuity Account Value as of the Transaction Date at our then current annuity purchase factors for the same payout option. The GMIB benefit base, as defined below, is applied to guaranteed minimum annuity purchase factors to determine the GMIB. The guaranteed minimum annuity purchase factors are shown in the attached table.

You may apply amounts during the period of time indicated below to receive a minimum amount of guaranteed lifetime income under either (i) our Life Annuity payout option or (ii) our Life Annuity with a Period Certain payout option. Other options may be available at the time of exercise. The Life Annuity payout option provides fixed annuity payments while the Annuitant is living. Payments end with the last payment made before the Annuitant's death. The Life Annuity payout option is also available on a joint and survivor basis.

This rider does not provide a Cash Value or any minimum account value.

Applicable for Contracts/Certificates issued in the QP, TSA and IRA markets
The Life Annuity with a Period Certain payout option provides payment during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Life Annuity with a Period Certain payout option is elected. The period certain is 10 years for Annuitants' age 60 through 75; 9 years for age 76; 8 years for age 77; 7 years for ages 78 through 83; 6 years for age 84; and 5 years for age 85. The Life Annuity with a Period Certain payout option is also available on a joint and survivor basis.

Applicable for Contracts/Certificates issued in the NQ markets
The Life Annuity with a Period Certain payout option provides payment during a period certain with payments continuing for life thereafter. The period certain is based on the Annuitant's age at the time the Life Annuity with a Period Certain payout option is elected. The period certain is 10 years for Annuitants' age 60 through 80; 9 years for age 81; 8 years for age 82; 7 years for age 83; 6 years for age 84; and 5 years for age 85. The Life Annuity with a Period Certain payout option is also available on a joint and survivor basis.

Conditions of this Rider

Contracts/Certificates issued in the Tax Sheltered Annuity and Qualified Plan markets must convert to a traditional IRA Contract to exercise the GMIB unless GMIB is automatically exercised as described below in "GMIB No Lapse Guarantee."

Applicable for Annuitant issue ages 20 through 44
The GMIB may be exercised only within 30 days following each Contract Date Anniversary beginning with the 15th or later Contract Date Anniversary under this Contract. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

Applicable for Annuitant issue ages 45 through 49
The GMIB may be exercised only within 30 days following each Contract Date Anniversary on or after the Annuitant's 60th birthday. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

Applicable for Annuitant issue ages 50 through 75
The GMIB may be exercised only within 30 days following each Contract Date Anniversary beginning with the 10th or later Contract Date Anniversary under this Contract. However, it may not be exercised later than the Contract Date Anniversary following the Annuitant's 85th birthday.

You will begin receiving annual payments 12 months after the GMIB supplementary contract is issued which reflects the terms of this benefit.

Guaranteed Minimum Income Benefit Base – On the Contract Date, your 6% Roll Up to Age 85 and Annual Ratchet to Age 85 benefit bases are both equal to your initial Contribution. Thereafter, both benefit bases are adjusted for any subsequent Contributions and withdrawals and your GMIB benefit base is equal to the greater of your 6% Roll up to Age 85 or Annual Ratchet to Age 85 benefit base.

6% Roll Up to Age 85
Your 6% Roll up to Age 85 benefit base is credited each day with interest at an annual effective rate of 6% (3% for amounts in the EQ/Money Market Fund, EQ/Alliance Intermediate Government Securities Fund, EQ/Short Duration, Fixed Maturity Options and Special Ten Year FMO, Guaranteed Interest Account and the loan reserve account (if applicable) through the Contract Date Anniversary following the Annuitant's 85th birthday (or the Annuitant's death, if earlier), and 0% thereafter. The Guaranteed Minimum Income Benefit interest rate applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 6% and for the Money Market Fund (12 Month) Dollar Cost Averaging Account, if applicable, will be 6%.

Optional Re-set of 6% Rollup to Age 85 GMIB Benefit Base:

On or within 30 days following the fifth or later Contract Date Anniversary, you may re-set your 6% Rollup to Age 85 GMIB Benefit Base to equal the Annuity Account Value on the immediately preceding Contract Date Anniversary. The 6% Rollup continues on your re-set Benefit Base. When you re-set your 6% Rollup to Age 85 GMIB Benefit Base, you may not re-set the Benefit Base again until the 5th or later Contract Date Anniversary following the re-set. Re-set is not permitted after the Contract Date Anniversary following the Annuitant's 75th birthday.

When you re-set your 6% Rollup to Age 85 GMIB Benefit Base, you may not exercise GMIB as described under Conditions of this Rider until the 10th Contract Date Anniversary following the re-set.

When you re-set the your 6% Rollup to Age 85 GMIB Benefit Base your 6% Rollup to Age 85 GMDB Benefit Base is automatically re-set as described in your Guaranteed Minimum Death Benefit Rider.

Annual Ratchet to age 85
For the Annual Ratchet to Age 85 benefit base, on each Contract Date Anniversary up to the Contract Date Anniversary following the Annuitant's 85th birthday, if the Annuity Account Value is greater than the current Annual Ratchet to Age 85 benefit base, the Annual Ratchet to Age 85 benefit base is re-set to equal the Annuity Account Value.

Effect of Withdrawals

The 6% Roll Up to Age 85 and the Annual Ratchet to Age 85 benefit bases will each be reduced by withdrawals. The reduction is determined separately for each benefit base. The Annual Ratchet to Age 85 benefit base will be reduced pro rata by all withdrawals. The reduction of the Roll Up to Age 85 benefit base is on a dollar-for-dollar basis as long as the sum of your withdrawals in that Contract Year is 6% or less of the 6% Roll Up to Age 85 benefit base as of the beginning of the Contract Year. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the benefit base as of the beginning of the Contract Year, that entire withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction of the Roll Up to Age 85 benefit base.

A pro rata reduction is determined as follows:
1) Divide the amount of your withdrawal by your Annuity Account Value immediately preceding the withdrawal;
2) Multiply the fraction calculated in (1) by the amount of your benefit base immediately preceding the withdrawal. This is the amount of the pro rata reduction.

The GMIB benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that the Owner exercises the GMIB. The amount of the charge is a withdrawal that will reduce the GMIB benefit base as described above.

The GMIB benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the GMIB.

For NQ and IRA market segments only

Special Rules For Successor Owner/Annuitant

If the Owner/Annuitant dies and the surviving spouse (who is the joint owner or the sole primary beneficiary) elects to become Successor Owner/Annuitant (SOA) and is age 84 or younger, the GMIB crediting continues until the Contract Date Anniversary following the SOA's 85th birthday unless (i) on the date of the original Owner/Annuitant's death, the SOA was age 85 or older or the SOA will become 85 prior to the end of the original Owner/Annuitant's waiting period under "Conditions of this Rider," above, or (ii) at the time of death, the original Owner/Annuitant had attained age 85 and GMIB crediting had stopped or the Contract was past the last possible GMIB exercise date.

If GMIB crediting is continued under the preceding paragraph, then this rider and the charge for it remain in effect as follows. Determination of the Contract Date Anniversary is not affected by the death of the original Owner/Annuitant. The Annuitant age for determining when GMIB may be exercised under "Conditions of this Rider," above, is based on the SOA's age as of the date of the original Owner/Annuitant's death. The number of Contract Years that must elapse before eligibility for an "Optional Re-set of 6% Rollup to Age 85 GMIB Benefit Base" and the additional waiting period for exercise of GMIB as a result of any such optional re-set, as described above, are not affected by the death of the first Owner.

If GMIB crediting is not continued as described above, the GMIB feature and GMIB charge terminate upon the death of the original Owner/Annuitant and are not reinstated for the SOA.

GMIB No Lapse Guarantee:

Applicable to NQ, IRA and QP markets only:

If your Annuity Account Value falls to zero before the Contract Date Anniversary following the Annuitant's 85th birthday while this Contract is in force and there have been no withdrawals from your Contract other than as described below under "Conditions of the GMIB No Lapse Guarantee," then your GMIB will be exercised automatically on the Transaction Date that the Annuity Account Value falls to zero. The annual lifetime income that will be provided under GMIB will be based on the Annuitant's age and the value of the GMIB Benefit Base on the Transaction Date that the Annuity Account Value falls to zero, notwithstanding any waiting period described above in "Conditions of this Rider". Annual GMIB payments will be based on a single life annuity with a Period Certain and begin one calendar year after the Transaction Date that the Annuity Account Value falls to zero. You may notify us in writing, within 30 days of your receipt of notice from us stating that your Annuity Account Value has fallen to zero, if you wish to change the frequency of payments.

Applicable to TSA market only:

If your Annuity Account Value falls to zero while you are eligible to take distributions from the Contract and before the Contract Date Anniversary following the Annuitant's 85th birthday, due to the conditions described below, GMIB will be exercised as of the Transaction Date that the Annuity Account Value falls to zero. The annual lifetime income that will be provided under GMIB will be based on the Annuitant's age and the value of the GMIB Benefit Base on the Transaction Date that the Annuity Account Value falls to zero, notwithstanding any waiting period described above in "Conditions of this Rider. You may notify us in writing regarding your choice of the form of annuity we are then offering for GMIB exercise.

Conditions of the GMIB No Lapse Guarantee:

The No Lapse Guarantee described above applies only if there are no withdrawals from your Contract other than:

(i) Withdrawals due to "Charges Deducted from Annuity Account Value" as described in Section 8.02, and

(ii) Withdrawals during a Contract Year that, in aggregate, do not exceed 6% of the beginning of Contract Year 6% Rollup to Age 85 GMIB Benefit Base.

Any withdrawal in excess of the above will cause the GMIB No Lapse Guarantee to terminate irrevocably. Termination of the No Lapse Guarantee provision does not cause termination of the other provisions of this Rider.

The Cost Of This Rider

The charge for this benefit is shown in the Data Pages.

General Provisions Of This Rider

Upon the occurrence of any of the following, this rider and any charge associated herewith will terminate: (i) the Contract terminates, (ii) the Annuitant reaches the Contract Date Anniversary following his/her 85th birthday, (iii) the Contract is continued under the Beneficiary Continuation Option, if applicable, or (iv) the Contract is annuitized including exercise of Guaranteed Minimum Income Benefit (also referred to as Living Benefit).

AXA EQUITABLE LIFE INSURANCE COMPANY

Christopher M. Condron
Chairman and Chief Executive Officer

Karen Field Hazin, Vice President,
Secretary and Associate General Counsel

Guaranteed Minimum Income Benefit
Table of Guaranteed Minimum Annuity
Purchase Factors
For Initial Level Annual Income
Single Life – Male

Purchase Factors

Election Age	Life Annuity with a Period Certain	Life Annuity
	NQ/IRA	
60	4.94	5.15%
61	5.02	5.26
62	5.11	5.38
63	5.20	5.51
64	5.30	5.64
65	5.40	5.79
66	5.50	5.94
67	5.60	6.10
68	5.70	6.27
69	5.81	6.45
70	5.91	6.64
71	6.02	6.84
72	6.12	7.06
73	6.21	7.28
74	6.31	7.51
75	6.40	7.76
76	6.50/6.69	8.03
77	6.59/7.01	8.31
78	6.66/7.38	8.61
79	6.74/7.53	8.93
80	6.81/7.67	9.27
81	7.16/7.81	9.64
82	7.57/7.93	10.02
83	8.05	10.43
84	8.60	10.87
85	9.25	11.34

Other forms of annuities may be available.

GUARANTEED MINIMUM DEATH BENEFIT ("GMDB") RIDER
Greater of 6% Rollup to Age 85 GMDB or Annual Ratchet to Age 85 GMDB

This rider is part of your Contract, and the same definitions apply to the capitalized terms used herein. The benefit described in this rider is subject to all the terms contained in your Contract, except as modified below. In this rider, "we", " our" and "us" mean AXA Equitable Life Insurance Company and "you" and "your" mean the Owner.

This Rider's Benefit

On the Contract Date, your 6% Roll Up to Age 85 Guaranteed Minimum Death Benefit (GMDB) and Annual Ratchet to age 85 GMDB are both equal to your initial Contribution. Thereafter, the GMDB is the greater of the 6% Roll Up to Age 85 GMDB or the Annual Ratchet to Age 85 GMDB.

6% Roll Up to Age 85 GMDB

For the 6% Roll Up to Age 85 GMDB, the GMDB is credited each day with interest at an annual effective rate of 6% (6% for amounts in the EQ/ Money Market Fund, EQ/Alliance Intermediate Government Securities, EQ/Short Duration, Guaranteed Interest Account, the Fixed Maturity Options and Special Ten Year FMO, and the loan reserve for the TSA market) through the Contract Date Anniversary following the Annuitant's 85th birthday (or the Annuitant's death, if earlier), and 0% thereafter. The GMDB interest rate applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 6% and for the Money Market Fund (12 Month) Dollar Cost Averaging Account, if applicable, will be 6%. The GMDB is also adjusted for any subsequent Contributions and withdrawals as described under "Effects of Withdrawals" below.

Optional Re-set of 6% Rollup to Age 85 GMDB:

On or within 30 days following the fifth or later Contract Date Anniversary, you may elect to re-set your 6% Rollup to Age 85 GMDB to equal the Annuity Account Value on the immediately preceding Contract Date Anniversary. The 6% Rollup continues on your re-set GMDB. When you re-set your 6% Rollup to Age 85 GMDB, you may not re-set the GMDB again until the 5th or later Contract Date Anniversary following the re-set. Re-set is not permitted after the Contract Date Anniversary following the Annuitant's 75th birthday.

When you re-set your 6% Rollup to Age 85 GMDB, your 6% Rollup to Age 85 GMIB Benefit Base is automatically re-set as described in your Guaranteed Minimum Income Benefit Rider.

Annual Ratchet to Age 85 GMDB

For the Annual Ratchet to Age 85 GMDB, on each Contract Date Anniversary up to the Contract Date Anniversary following the Annuitant's 85th birthday, if the Annuity Account Value is greater than the current GMDB, the GMDB is re-set to equal the Annuity Account Value. The GMDB is also adjusted for any subsequent Contributions and withdrawals as described under "Effects of Withdrawals" below.

If Spousal Protection is elected by Joint Owners: A GMDB that by its terms accumulates to Annuitant age 85 will instead accumulate to age 85 of the older Joint Owner for the life of the Certificate/Contract, regardless of the age of the named Annuitant. Notwithstanding the conditions of the previous sentence, the terms and conditions of the optional re-set of your 6% Rollup to Age 85 GMDB are determined by the age of the Annuitant. The GMDB is frozen on the Contract Date Anniversary following the older Joint Owner's 85th birthday, even if the older Joint Owner has died and thereafter is adjusted for Contributions and withdrawals in accordance with its terms. The preceding continues to apply even when the younger Joint Owner becomes the Successor Owner Annuitant.

Effect of Withdrawals

The 6% Roll Up to Age 85 and the Annual Ratchet to Age 85 GMDB will each be reduced by withdrawals. The reduction is determined separately for each GMDB. The Annual Ratchet to Age 85 GMDB will be reduced pro rata by all withdrawals. The reduction of the Roll Up to Age 85 GMDB is on a dollar-for-dollar basis as long as the sum of your withdrawals in that Contract Year is 6% or less of the GMDB as of the beginning of the Contract Year. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the GMDB as of the beginning of the Contract Year, that entire withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction of the Roll Up to Age 85 GMDB.

A pro rata reduction is determined as follows:
1) Divide the amount of the withdrawal by your Annuity Account Value immediately preceding the withdrawal;
2) Multiply the fraction calculated in (1) by the amount of your GMDB immediately preceding the withdrawal. This is the amount of the pro rata reduction. We will reduce your GMDB by this amount. We will make this reduction as of the Transaction Date of each withdrawal.

For NQ and IRA market segments only
Special Rules For Successor Owner/Annuitant

If the Owner/Annuitant dies and the surviving spouse (who is the joint owner or sole primary beneficiary) elects to become Successor Owner/Annuitant (SOA), the Annuity Account Value for the continued Contract will be equal to the greater of (i) the Annuity Account Value as of the date we receive due proof of the Owner/Annuitant's death, or (ii) the GMDB as of the date of the Owner/Annuitant's death. If the GMDB is greater than the Annuity Account Value, we will re-set the Annuity Account Value to equal the GMDB. Any additional amount of Annuity Account Value will be allocated in accordance with the current allocation instructions on file. We do not re-set the GMDB if the Annuity Account Value is higher.

In determining whether this rider will continue to apply, we will use the age of the SOA as of the as of the date of death of the original Owner/Annuitant.

- If the SOA is age 75 or younger as of the date of death, this optional GMDB continues until the Contract Date Anniversary following the SOA's 85th birthday. If the GMDB had ended due to the original Owner/Annuitant attaining age 85, we will reinstate the GMDB if the SOA is eligible.

- If the SOA is age 76 or older, the GMDB value is frozen as of the date of death of the original Owner/Annuitant (and adjusted for any Contributions and withdrawals thereafter) and any charge that applies ends.

Withdrawal charges will no longer apply to Contributions made prior to the original Owner/Annuitant's death. Withdrawal charges apply to any Contributions made by the SOA after the original Owner/Annuitant's death.

The Cost Of This Rider

The charge for this benefit is shown in the Data Pages.

General Provisions Of This Rider

Upon the occurrence of any of the following, this rider and any charge associated herewith will terminate: (i) the Contract terminates, (ii) SOA is elected and the SOA is age 76 or older as of the date of death of the original Annuitant , (iii) the Contract is continued under the Beneficiary Continuation Option, if applicable, or (iv) the Contract/Certificate is annuitized, including exercise of Guaranteed Minimum Income Benefit (also referred to as Living Benefit), if applicable.

AXA EQUITABLE LIFE INSURANCE COMPANY



Christopher M. Condron
Chairman and Chief Executive Officer



Karen Field Hazin, Vice President,
Secretary and Associate General Counsel

GUARANTEED MINIMUM DEATH BENEFIT ("GMDB") RIDER
Greater of 4% Rollup to Age 85 GMDB or Annual Ratchet to Age 85 GMDB

This rider is part of your Contract/Certificate, and the same definitions apply to the capitalized terms used herein. The benefit described in this rider is subject to all the terms contained in your Contract/ Certificate, except as modified below. In this rider, "we", " our" and "us" mean AXA Equitable Life Insurance Company and "you" and "your" mean the Owner.

This Rider's Benefit

On the Contract Date, your 4% Roll Up to Age 85 Guaranteed Minimum Death Benefit (GMDB) and Annual Ratchet to age 85 GMDB are both equal to your initial Contribution. Thereafter, the GMDB is the greater of the 4% Roll Up to Age 85 GMDB or the Annual Ratchet to Age 85 GMDB.

4% Roll Up to Age 85 GMDB

For the 4% Roll Up to Age 85 GMDB, the GMDB is credited each day with interest at an annual effective rate of 4% (3% for amounts in the EQ/ Money Market Fund, EQ/Alliance Intermediate Government Securities, EQ/Short Duration, Guaranteed Interest Account, the Fixed Maturity Options and Special Ten Year FMO, and the loan reserve for the TSA market) through the Contract Date Anniversary following the Annuitant's 85th birthday (or the Annuitant's death, if earlier), and 0% thereafter. The GMDB interest rate applicable during the period selected for the Special Dollar Cost Averaging Account, if applicable, will be 4% and for the Money Market Fund (12 Month) Dollar Cost Averaging Account, if applicable, will be 4%. The GMDB is also adjusted for any subsequent Contributions and withdrawals as described under "Effects of Withdrawals" below.

Optional Re-set of 4% Rollup to Age 85 GMDB:

On or within 30 days following the fifth or later Contract Date Anniversary, you may elect to re-set your 4% Rollup to Age 85 GMDB to equal the Annuity Account Value on the immediately preceding Contract Date Anniversary. The 4% Rollup continues on your re-set GMDB. When you re-set your 4% Rollup to Age 85 GMDB, you may not re-set the GMDB again until the 5th or later Contract Date Anniversary following the re-set. Re-set is not permitted after the Contract Date Anniversary following the Annuitant's 75th birthday.

When you re-set your 4% Rollup to Age 85 GMDB, your 4% Rollup to Age 85 GMIB Benefit Base is automatically re-set as described in your Guaranteed Minimum Income Benefit Rider.

Annual Ratchet to Age 85 GMDB

For the Annual Ratchet to Age 85 GMDB, on each Contract Date Anniversary up to the Contract Date Anniversary following the Annuitant's 85th birthday, if the Annuity Account Value is greater than the current GMDB, the GMDB is re-set to equal the Annuity Account Value. The GMDB is also adjusted for any subsequent Contributions and withdrawals as described under "Effects of Withdrawals" below.

If Spousal Protection is elected by Joint Owners: A GMDB that by its terms accumulates to Annuitant age 85 will instead accumulate to age 85 of the older Joint Owner for the life of the Certificate/Contract, regardless of the age of the named Annuitant. Notwithstanding the conditions of the previous sentence, the terms and conditions of the optional re-set of your 4% Rollup to Age 85 GMDB are determined by the age of the Annuitant. The GMDB is frozen on the Contract Date Anniversary following the older Joint Owner's 85th birthday, even if the older Joint Owner has died and thereafter is adjusted for Contributions and withdrawals in accordance with its terms. The preceding continues to apply even when the younger Joint Owner becomes the Successor Owner Annuitant.

Effect of Withdrawals

The 4% Roll Up to Age 85 and the Annual Ratchet to Age 85 GMDB will each be reduced by withdrawals. The reduction is determined separately for each GMDB. The Annual Ratchet to Age 85 GMDB will be reduced pro rata by all withdrawals. The reduction of the Roll Up to Age 85 GMDB is on a dollar-for-dollar basis as long as the sum of your withdrawals in that Contract Year is 4% or less of the GMDB as of the beginning of the Contract Year. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 4% of the GMDB as of the beginning of the Contract Year, that entire withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction of the Roll Up to Age 85 GMDB.

A pro rata reduction is determined as follows:
1) Divide the amount of the withdrawal by your Annuity Account Value immediately preceding the withdrawal;
2) Multiply the fraction calculated in (1) by the amount of your GMDB immediately preceding the withdrawal. This is the amount of the pro rata reduction. We will reduce your GMDB by this amount. We will make this reduction as of the Transaction Date of each withdrawal.

For NQ and IRA market segments only
Special Rules For Successor Owner/Annuitant

If the Owner/Annuitant dies and the surviving spouse (who is the joint owner or sole primary beneficiary) elects to become Successor Owner/Annuitant (SOA), the Annuity Account Value for the continued Contract/Certificate will be equal to the greater of (i) the Annuity Account Value as of the date we receive due proof of the Owner/Annuitant's death, or (ii) the GMDB as of the date of the Owner/Annuitant's death. If the GMDB is greater than the Annuity Account Value, we will re-set the Annuity Account Value to equal the GMDB. Any additional amount of Annuity Account Value will be allocated in accordance with the current allocation instructions on file. We do not re-set the GMDB if the Annuity Account Value is higher.

In determining whether this rider will continue to apply, we will use the age of the SOA as of the as of the date of death of the original Owner/Annuitant.

- If the SOA is age 75 or younger as of the date of death, this optional GMDB continues until the Contract Date Anniversary following the SOA's 85th birthday. If the GMDB had ended due to the original Owner/Annuitant attaining age 85, we will reinstate the GMDB if the SOA is eligible.

- If the SOA is age 76 or older, the GMDB value is frozen as of the date of death of the original Owner/Annuitant (and adjusted for any Contributions and withdrawals thereafter) and any charge that applies ends.

Withdrawal charges will no longer apply to Contributions made prior to the original Owner/Annuitant's death. Withdrawal charges apply to any Contributions made by the SOA after the original Owner/Annuitant's death.

The Cost Of This Rider

The charge for this benefit is shown in the Data Pages.

General Provisions Of This Rider

Upon the occurrence of any of the following, this rider and any charge associated herewith will terminate: (i) the Contract/Certificate terminates, (ii) SOA is elected and the SOA is age 76 or older as of the date of death of the original Annuitant , (iii) the Contract/Certificate is continued under the Beneficiary Continuation Option, if applicable, or (iv) the Contract/Certificate is annuitized, including exercise of Guaranteed Minimum Income Benefit (also referred to as Living Benefit), if applicable.

AXA EQUITABLE LIFE INSURANCE COMPANY

Christopher M. Condron
Chairman and Chief Executive Officer

Karen Field Hazin, Vice President,
Secretary and Associate General Counsel